Related Party Balance and Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Balance and Transactions

NOTE 12:-	RELATED PARTY BALANCE AND TRANSACTIONS

In January 2017, the Company’s shareholders approved that in addition to the directors’ fees to be paid to all of the Company’s directors, commencing as of January 1, 2017, the Company will pay the Investor (see Note 1c) an additional monthly payment of approximately $4.6 (NIS 17,500) for time devoted to the Company by the Executive Chairman of the Board of Directors, who is also a co-owner of the Investor. Such payment would increase in the event the Company achieved profitable operations. In 2017, the Company’s consolidated audited financial statements reflected net income (before taxes), so such additional payment increased to approximately $9 (NIS 35,000). In 2018, the total payments to the Investor with respect to the Executive Chairman of the Board of Directors were $118.

In addition, the Company’s shareholders approved a new engagement letter with a director of the Company (the “Director”), according to which the Director will be entitled to receive a commission of 2.5% of the net revenues received by the Company with respect to specific transactions introduced to the Company by the Director, subject to a detailed agreement to be entered into by the Director and the Company and the prior approval of any such transactions by the Company and the Audit Committee. As of December 31, 2018, no revenues were generated as a result of this agreement, therefore no commission paid.

See also Note 9 for transactions with the Company’s shareholders.

Balances with related parties:

	December 31,
	2018	2017

Accrued expenses	$43	$71

Related parties’ expenses:

	Year ended December 31,
	2018	2017	2016

Directors and management fees	$156	$170	$22

Amortization of shareholders’ convertible loans discount and BCF	$-	$103	$1,116

Interest on shareholders’ convertible note and loans	$-	$164	$270